Second - Quarter 2017 Results August 3, 2017 Exhibit 99.2

Forward-Looking Statements

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in medium- and heavy-duty truck, automotive or agricultural and off-highway vehicle production; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its asset-based credit facility and senior secured notes; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in public filings.

2

Stoneridge

Overview of Achievements

Q2 2017 Key Accomplishments

- ✓ Record quarterly sales, gross profit and operating income for current operations
- ✓ All segments exceeded expectations
- ✓ One of three global suppliers to receive a 2016 Safe Pillar Award from Ford for achieving excellence in quality, cost, performance and delivery related to actuation and sensors, including our Shift-by-Wire program
- ✓ 4th consecutive quarter of operating profit for PST
- ✓ Completed the acquisition of the remaining minority interest in PST

Q2 2017 Financial Performance

	Reported	Adjusted
Sales	$209.1 Million	$209.1 Million
Gross Profit	$63.4 Million	$64.1 Million
Operating Income	$15.7 Million	$18.7 Million
EPS	$0.32	$0.42
Adjusted EBITDA	--	$25.7 Million

2017 Updated Guidance

	2017 Guidance Previously Provided	2017 Guidance Updated	*Midpoint Improvement*
Sales	$775 - $795 Million	**$795 - $815 Million**	↑ *$20M (2.5%)*
Adjusted Gross Margin*	28.5% - 30.5%	**30.0% - 31.0%**	↑ *100 basis points*
Adjusted Operating Margin*	7.0% - 8.0%	**8.0% - 9.0%**	↑ *100 basis points*
Adjusted EPS	$1.10 - $1.30	**$1.38 - $1.50**	↑ *$0.24 (20.0%)*
Adjusted EBITDA Margin	10.5% - 11.5%	**11.5% - 12.5%**	↑ *100 basis points*

*Previous gross and operating margin guidance was equivalent to reported metrics

3

Stoneridge

4 Financial Performance Q2 Year - to - Date Sales Adjusted Gross Profit and % Margin Adjusted Operating Income and % Margin Adjusted EBITDA and % Margin $33.8 $49.5 9.7% 12.0% $25.0 $35.0 $45.0 YTD 2016 YTD 2017 8.0% 10.0% 12.0% 14.0% $22.1 $36.0 6.3% 8.7% $13.0 $23.0 $33.0 YTD 2016 YTD 2017 4.5% 9.5% $97.9 $126.2 28.0% 30.5% $80.0 $100.0 $120.0 YTD 2016 YTD 2017 25.0% 30.0% 35.0% $20.1 $25.7 10.7% 12.3% $15.0 $20.0 $25.0 $30.0 Q2 2016 Q2 2017 9.0% 11.0% 13.0% 15.0% $13.6 $18.7 7.3% 8.9% $10.0 $15.0 $20.0 Q2 2016 Q2 2017 6.2% 8.2% 10.2% $186.9 $209.1 $170.0 $190.0 $210.0 Q2 2016 Q2 2017 +12% $349.5 $413.4 $325.0 $375.0 $425.0 YTD 2016 YTD 2017 +18% $52.8 $64.1 28.2% 30.6% $40.0 $50.0 $60.0 $70.0 Q2 2016 Q2 2017 25.0% 30.0% 35.0% 40.0% +21% +37% $’s in USD Millions +28% +29% +63% +47% Establishing a track record of continuous improvement

5 Focus on Vehicle Megatrends 2016 2017 2018 2019 2020 2021 Our focus on c ertain v ehicle m egatrends w ill d rive o ur long - term s trategy Source: Dec 2015 IHS; 2015 LMCA, ACT Research, Company Data INTELLIGENCE 8% CAGR SAFETY & SECURITY 7% CAGR EMISSIONS 16% CAGR FUEL EFFICIENCY 5% CAGR Stoneridge’s products c omprise the basic e lements of every v ehicle’s e lectrical s ystem and control architecture U nderlying vehicle markets are expected to grow at a 2 – 3% 5 - year CAGR Stoneridge expects to grow at 2 – 3x the underlying markets

6 Stoneridge - A Vehicle Technology Company Migrating toward smart products that will continue to drive growth through increased vehicle content Smart Products * 70% Mechanical Products 30% % of Year - to - Date Sales 40% 45% 50% 55% 60% 65% 70% 75% 80% 85% 2013 2014 2015 2016 2017 YTD 2016 Awards Smart Products* (% of Sales) *Smart products include Stoneridge products with printed circuit boards and / or electronic content, including software

7 Stoneridge - A Vehicle Technology Company Shift - by - Wire Update Shift - by - Wire (Current) One of three global suppliers to receive a 2016 Safe Pillar Award from Ford for achieving excellence in quality, cost, performance and delivery related to actuation and sensors, including our Shift - by - Wire program Continue to pursue market opportunities with the existing Shift - by - Wire product, as well as product extensions Image Sources: www.ford.com, www.gm.com, and www.Lincoln.com Shift - by - Wire and related technologies remain a platform for growth Park - by - Wire (2019 and beyond) Extension of Shift - by - Wire technology Replaces park function normally controlled by mechanical shifter Broad applications across all conventional engines as well as electric and hybrid - electric powertrains North America and Europe programs (2019 start - of - production) $ 24 million (peak annual revenue ) awarded Asia programs ( 2020 start - of - production) $ 7 million (peak annual revenue ) awarded

8 This was a record quarter for sales, gross profit and operating income for current operations We continue to deliver on our commitments through market leading products, continuous improvement in all aspects of the organization, operating efficiency and strong financial performance We expect 2 - 3x the growth of our underlying market over the long - term driven by our focus on industry megatrends Our portfolio of products continues to evolve to smart products that will not only drive sales growth but also margin expansion Q2 2017 Summary Driving shareholder v alue t hrough s trong f inancial performance and a w ell d efined long - term strategy

Financial Update

2nd Quarter 2017 Summary

2nd Quarter 2017 Financial Results

- Sales of $209.1 million, an increase of 11.9% over Q2 2016
  - Control Devices sales of $115.4 million, an increase of 5.5% over Q2 2016
  - Electronics sales of $81.8 million, an increase of 24.1% over Q2 2016
  - PST sales of $23.5 million, an increase of 16.0% over Q2 2016
- Adjusted operating income of $18.7 million (8.9% of sales)
  - Control Devices operating income of $19.9 million (17.3% operating margin), an increase of 8.9% over Q2 2016
  - Electronics adjusted operating income of $5.6 million (6.8% adjusted operating margin), an increase of 24.0% over Q2 2016
  - PST operating income of $1.1 million (4.8% operating margin), compared to an operating loss of $1.1 million in Q2 2016

2017 Updated Guidance

	2017 Guidance Previously Provided	2017 Guidance Updated	*Midpoint Improvement*
Sales	$775 - $795 Million	**$795 - $815 Million**	*$20 million (2.5%)*
Adjusted Gross Margin*	28.5% - 30.5%	**30.0% - 31.0%**	*100 basis points*
Adjusted Operating Margin*	7.0% - 8.0%	**8.0% - 9.0%**	*100 basis points*
Adjusted EPS	$1.10 - $1.30	**$1.38 - $1.50**	*$0.24 (20.0%)*
Adjusted EBITDA Margin	10.5% - 11.5%	**11.5% - 12.5%**	*100 basis points*

*Previous gross and operating margin guidance was equivalent to reported metrics

Increased midpoint sales guidance to $805 million
Increased midpoint adjusted EPS guidance to $1.44

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Stoneridge

11 $60.0 Million $80.0 Million $100.0 Million $120.0 Million $140.0 Million Q3 2015 Q3 2016 Q4 2015 Q4 2016 Q1 2016 Q1 2017 Q2 2016 Q2 2017 Sales 13.9% 14.7% 13.3% 14.2% 14.5% 15.9% 16.7% 17.3% $5.0 Million $10.0 Million $15.0 Million $20.0 Million $25.0 Million Q3 2015 Q3 2016 Q4 2015 Q4 2016 Q1 2016 Q1 2017 Q2 2016 Q2 2017 Operating Income Control Devices Segment Update 2 - year sales CAGR of 16.5% Shift - by - wire launch in Q1 2016 Favorability relative to IHS estimates in Shift - by - Wire volume in the first half of 2017, specifically related to China Expansion of sales in Asia Growth in global demand for emissions sensors Front - axle disconnect growth tied to favorable light truck and SUV market conditions in North America 2 - year operating income CAGR of 28.9% Operational efficiency driving reduced material, labor and quality costs Design and development focused on extensions of existing technologies Control Devices is positioned for continued strong performance

12 4.8% 6.5% 7.7% 4.9% 6.4% 8.7% 6.8% 6.8% $0.0 Million $5.0 Million $10.0 Million Q3 2015 Q3 2016 Q4 2015 Q4 2016 Q1 2016 Q1 2017 Q2 2016 Q2 2017 Adjusted Operating Income* $50.0 Million $60.0 Million $70.0 Million $80.0 Million $90.0 Million Q3 2015 Q3 2016 Q4 2015 Q4 2016 Q1 2016 Q1 2017 Q2 2016 Q2 2017 Sales Electronics Segment Update *Q1 2017 and Q2 2017 adjusted to remove certain non - recurring expenses related to the acquisition of Orlaco Electronics performance facilitates the development of smart products that will drive growth across all segments 2 - year sales CAGR of 13.1% Improvement in the North American commercial vehicle market Orlaco acquisition Roll - off of certain programs, as expected, in 2017 – ramp - up of awarded replacement programs in 2018 2 - year adjusted operating income CAGR of 31.5% Favorable product mix, including addition of Orlaco Design and development offsetting margin expansion as we focus on future growth opportunities MirrorEye , fully configurable instrument clusters and connectivity products

13 $15.0 Million $20.0 Million $25.0 Million $30.0 Million Q3 2015 Q3 2016 Q4 2015 Q4 2016 Q1 2016 Q1 2017 Q2 2016 Q2 2017 Sales PST Segment Update PST has improved quarterly operating margin by more than 2,200 basis points and is well positioned for future growth - 2.6% 0.1% - 7.8% 3.2% - 17.7% 2.7% - 5.4% 4.8% -$4.0 Million -$3.0 Million -$2.0 Million -$1.0 Million $0.0 Million $1.0 Million $2.0 Million Q3 2015 Q3 2016 Q4 2015 Q4 2016 Q1 2016 Q1 2017 Q2 2016 Q2 2017 Operating Income 2 - year sales CAGR of 1.1% S table and improving sales despite declining macroeconomic conditions Beginning to see positive macroeconomic signs Quarterly operating profit improvement of $ 4.2 million and operating margin improvement of 2,200 bps relative to Q1 2016 ~30% reduction in break - even point with improvement throughout each organization within the segment Mix shifting to higher margin products such as asset tracking and related services Acquired remaining 26% of PST

14 2017 Guidance Previously Provided 2017 Guidance Updated Midpoint Improvement Sales $775 - $795 Million $795 - $815 Million $20 million (2.5%) Adjusted Gross Margin* 28.5% - 30.5% 30.0% - 31.0% 100 basis points Adjusted Operating Margin* 7.0% - 8.0% 8.0% - 9.0% 100 basis points Adjusted EPS $1.10 - $1.30 $1.38 - $1.50 $0.24 (20.0%) Adjusted EBITDA Margin 10.5% - 11.5% 11.5% - 12.5% 100 basis points FY 2017 Updated Guidance Increasing our full - year outlook for all of our guidance metrics Guiding to midpoint revenue of $805 million, midpoint adjusted EPS of $1.44 *Previous gross and operating margin guidance was equivalent to reported metrics

2nd Quarter 2017 Financial Summary


Stoneridge

- All segments exceeded expectations for financial performance
  - Control Devices – 5.5% sales growth, 8.9% operating income growth vs. 2Q 2016
  - Electronics – 24.1% sales growth, 24.0% adjusted operating income growth vs. 2Q 2016
  - PST – 16.0% sales growth, $2.2 operating income improvement vs. 2Q 2016
- We have increased our full-year outlook for all of our guidance metrics
  - Sales increase of $20 million (2.5%)
  - Midpoint adjusted gross margin, adjusted operating margin and adjusted EBITDA margin increases of 100 basis points
  - Adjusted EPS midpoint increase of $0.24 (20%)

We continue to drive shareholder value through strong financial performance and a well defined long-term strategy

15

Stoneridge

Thank You

17 Appendix

18 2017 Q2 Adjustments As a result of purchase accounting we recognized a step - up in acquired inventory of $1.2 million (after - tax). $0.7 million was expensed in the first quarter of 2017, with the remaining $0.5 million in the second quarter of 2017. The after - tax impact in the second quarter was $0.02 EPS. The expense resulting from the step - up in the fair value of the earn - out due to Orlaco outperformance was $2.1 million resulting in an EPS adjustment of $0.07 The expense related to the step - up in the fair value of the earn - out related to the acquisition of the remaining 26% minority interest in PST was $0.2 million resulting in an EPS adjustment of $0.01 We adjusted for $0.10 EPS of acquisition related items in the second quarter Adjustment Expected Q2 2017 After - Tax Impact (USD millions) Expected Q2 2017 After - Tax EPS Impact Step - up in acquired Orlaco inventory ($0.5) ($0.02) Earn - out (Electronics / Orlaco) ($2.1) ($0.07) Earn - out (PST) ($0.2) ($0.01) Total ($2.8) ($0.10)

19 Primary Stoneridge Foreign Currency Sensitivities SRI Currency Exposures If 5% Weaker USD N et Annual EBITDA Transaction Impact to Stoneridge* SRI Guidance Assumption vs. June 30, 2017 Euro / USD Mexican Peso / USD Swedish Krona / USD Brazilia n Real / USD 1.05 1.14 Guidance June 30, 2017 3.30 3.31 Guidance June 30, 2017 19.40 18.12 Guidance June 30, 2017 8.62 8.43 Guidance June 30, 2017 *Before impact of hedging programs, approximate USD in millions. Does not consider translation impacts. $0.8 $0.9 $0.7 $0.9

20 Income Statement (Unaudited) (in thousands, except per share data) 2017 2016 2017 2016 Net sales $ 209,111 $ 186,903 $ 413,422 $ 349,519 Costs and expenses: Cost of goods sold 145,697 134,152 288,857 251,607 Selling, general and administrative 35,704 29,247 69,970 55,019 Design and development 12,034 9,878 23,755 20,761 Operating income 15,676 13,626 30,840 22,132 Interest expense, net 1,518 1,840 2,928 3,354 Equity in earnings of investee (555) (153) (735) (296) Other expense (income), net 605 (406) 795 (225) 14,108 12,345 27,852 19,299 5,189 1,350 9,760 2,195 Net income 8,919 10,995 18,092 17,104 Net loss attributable to noncontrolling interest (100) (576) (130) (1,706) Net income attributable to Stoneridge, Inc. $ 9,019 $ 11,571 $ 18,222 $ 18,810 Earnings per share attributable to Stoneridge, Inc.: Basic $ 0.32 $ 0.42 $ 0.65 $ 0.68 Diluted $ 0.32 $ 0.41 $ 0.64 $ 0.67 Weighted-average shares outstanding: Basic 28,133 27,791 28,026 27,733 Diluted 28,517 28,262 28,531 28,208 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Three months ended Six months ended June 30, June 30, Income before income taxes Provision for income taxes

Segment Financial Information

	Three months ended June 30, 2017	Three months ended June 30, 2016	Six months ended June 30, 2017	Six months ended June 30, 2016
Net Sales:				
Control Devices	$ 114,001	$ 108,889	$ 232,874	$ 201,257
Inter-segment sales	1,368	485	2,151	1,018
Control Devices net sales	115,369	109,374	235,025	202,275
Electronics	71,610	57,761	135,415	110,397
Inter-segment sales	10,223	8,184	21,579	15,211
Electronics net sales	81,833	65,945	156,994	125,608
PST	23,500	20,253	45,133	37,865
Inter-segment sales	-	-	-	-
PST net sales	23,500	20,253	45,133	37,865
Eliminations	(11,591)	(8,669)	(23,730)	(16,229)
Total net sales	$ 209,111	$ 186,903	$ 413,422	$ 349,519
Operating Income (Loss):				
Control Devices	$ 19,924	$ 18,297	$ 39,008	$ 31,814
Electronics	2,814	4,495	8,371	8,315
PST	1,123	(1,091)	1,702	(4,208)
Unallocated Corporate	(8,185)	(8,075)	(18,241)	(13,789)
Total operating income	$ 15,676	$ 13,626	$ 30,840	$ 22,132
Depreciation and Amortization:				
Control Devices	$ 2,687	$ 2,475	$ 5,386	$ 4,784
Electronics	2,241	1,040	3,811	2,080
PST	2,096	2,231	4,184	4,081
Unallocated Corporate	96	124	195	194
Total depreciation and amortization	$ 7,120	$ 5,870	$ 13,576	$ 11,139
Interest Expense, net:				
Control Devices	$ 11	$ 55	$ 65	$ 116
Electronics	6	124	44	163
PST	532	1,002	1,104	1,752
Unallocated Corporate	969	659	1,715	1,323
Total interest expense, net	$ 1,518	$ 1,840	$ 2,928	$ 3,354
Capital Expenditures:				
Control Devices	$ 4,347	$ 3,304	$ 7,795	$ 6,031
Electronics	1,684	854	4,034	3,985
PST	1,041	1,022	1,925	1,876
Unallocated Corporate	830	9	1,413	114
Total capital expenditures	$ 7,902	$ 5,189	$ 15,167	$ 12,006

21

Stoneridge

22 Balance Sheet CONDENSED CONSOLIDATED BALANCE SHEETS June 30, December 31, (in thousands) 2017 2016 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 44,220 $ 50,389 Accounts receivable, less reserves of $926 and $1,630, respectively 137,577 113,225 Inventories, net 76,997 60,117 Prepaid expenses and other current assets 27,388 17,162 Total current assets 286,182 240,893 Long-term assets: Property, plant and equipment, net 102,690 91,500 Intangible assets, net 76,682 39,260 Goodwill 36,241 931 Investments and other long-term assets, net 19,198 21,945 Total long-term assets 234,811 153,636 Total assets $ 520,993 $ 394,529 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Current portion of debt $ 6,524 $ 8,626 Accounts payable 78,914 62,594 Accrued expenses and other current liabilities 41,496 41,489 Total current liabilities 126,934 112,709 Long-term liabilities: Revolving credit facility 132,000 67,000 Long-term debt, net 5,906 8,060 Deferred income taxes 19,559 9,760 Other long-term liabilities 28,254 4,923 Total long-term liabilities 185,719 89,743 Shareholders' equity: Preferred Shares, without par value, 5,000 shares authorized, none issued - - Common Shares, without par value, 60,000 shares authorized, - - Additional paid-in capital 225,364 206,504 and December 31, 2016, respectively, at cost (7,072) (5,632) Retained earnings 65,307 45,356 Accumulated other comprehensive loss (75,259) (67,913) Total Stoneridge, Inc. shareholders' equity 208,340 178,315 Noncontrolling interest - 13,762 Total shareholders' equity 208,340 192,077 Total liabilities and shareholders' equity $ 520,993 $ 394,529 28,966 and 28,966 shares issued and 28,169 and 27,850 shares outstanding at June 30, 2017 and December 31, 2016, respectively, with no stated value Common Shares held in treasury, 796 and 1,116 shares at June 30, 2017

23 Statement of Cash Flows CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) Six months ended June 30, (in thousands) 2017 2016 OPERATING ACTIVITIES: Net income $ 18,092 $ 17,104 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 10,538 9,606 Amortization, including accretion of deferred financing costs 3,200 1,725 Deferred income taxes 5,450 548 Earnings of equity method investee (735) (296) Gain on sale of fixed assets (4) (188) Share-based compensation expense 4,065 2,888 Tax benefit related to share-based compensation expense (758) - Change in fair value of contingent consideration 2,347 - Accounts receivable, net (13,494) (28,536) Inventories, net (6,739) (2,448) Prepaid expenses and other assets (4,174) (5,388) Accounts payable 11,675 19,430 Accrued expenses and other liabilities (2,442) 3,349 Net cash provided by operating activities 27,021 17,794 INVESTING ACTIVITIES: Capital expenditures (15,167) (12,006) Proceeds from sale of fixed assets 20 354 Change in restricted cash (89) - Business acquisition, net of cash acquired (77,538) - Net cash used for investing activities (92,685) (11,652) Changes in operating assets and liabilities, net of effect of business combination:

24 Statement of Cash Flows (Cont.) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) Six months ended June 30, (in thousands) 2017 2016 FINANCING ACTIVITIES: Acquisition of noncontrolling interest, including transaction costs (1,796) - Revolving credit facility borrowings 84,000 - Revolving credit facility payments (19,000) - Proceeds from issuance of debt 1,901 11,800 Repayments of debt (6,174) (15,611) Other financing costs (61) - Repurchase of Common Shares to satisfy employee tax withholding (2,207) (1,384) Net cash provided by (used for) financing activities 56,663 (5,195) Effect of exchange rate changes on cash and cash equivalents 2,832 (24) Net change in cash and cash equivalents (6,169) 923 Cash and cash equivalents at beginning of period 50,389 54,361 Cash and cash equivalents at end of period $ 44,220 $ 55,284 Supplemental disclosure of cash flow information: Cash paid for interest $ 2,755 $ 3,015 Cash paid for income taxes, net $ 3,424 $ 1,733 Supplemental disclosure of non-cash operating and financing activities: Bank payment of vendor payables under short-term debt obligations $ - $ 2,122

25 Reconciliations to US GAAP

26 Reconciliations to US GAAP This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non - GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non - GAAP financial measures for 2017 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non - GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

27 Reconciliations to US GAAP Reconciliation of Stoneridge Adjusted Gross Profit (USD in millions) Q2 2017 YTD 2017 Gross Profit $63.4 $124.6 Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco 0.7 1.6 Adjusted Gross Profit $64.1 $126.2 Reconciliation of Stoneridge Adjusted Operating Income (USD in millions) Q2 2017 YTD 2017 Operating Income $15.7 $30.8 Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco 0.7 1.6 Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco) 2.1 2.1 Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST) 0.2 0.2 Add: Pre-Tax Transaction Costs Adjustment (Orlaco) - 1.2 Adjusted Operating Income $18.7 $36.0 Reconciliation of Q2 2017 Adjusted EPS Reconciliation of Q2 Adjusted EBITDA (USD in millions) Q2 2017 Q2 2017 EPS Net Income Attributable to Stoneridge $9.0 $0.32 Add: After-Tax Step-Up in Fair Value of Acquired Inventory from Orlaco 0.5 0.02 Add: After-Tax Step-Up in Fair Value of Earn-Out (Orlaco) 2.1 0.07 Add: After-Tax Step-Up in Fair Value of Earn-Out (PST) 0.2 0.01 Adjusted Net Income $11.8 $0.42

28 Reconciliations to US GAAP Reconciliation of Q2 Adjusted EBITDA (USD in millions) Q2 2017 YTD 2017 Q2 2016 YTD 2016 Income before tax $14.1 $27.9 $12.3 $19.3 Interest expense, net 1.5 2.9 1.8 3.4 Depreciation and amortization 7.1 13.6 5.9 11.1 EBITDA $22.7 $44.4 $20.1 $33.8 Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco 0.7 1.6 - - Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco) 2.1 2.1 - - Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST) 0.2 0.2 - - Add: Pre-Tax Transaction Costs Adjustment (Orlaco) - 1.2 - - Adjusted EBITDA $25.7 $49.5 $20.1 $33.8 Reconciliation of Electronics Adjusted Operating Income (USD in millions) Q1 2017 Q2 2017 Operating Income $5.6 $2.8 Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco 1.0 0.7 Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco) - 2.1 Adjusted Operating Income $6.5 $5.6